Exhibit 99.2

IonQ Announces Intent to Acquire Vector Atomic, Expanding Into

Quantum Sensing and Strengthening Its Quantum Technology

Portfolio

All-stock deal will broaden IonQ’s quantum technology portfolio, making it the most complete quantum platform available

COLLEGE PARK, MD – September 17, 2025 – IonQ (NYSE: IONQ), the leader in the quantum computing and networking industries, today announced it has entered into a definitive agreement to acquire Vector Atomic, a pioneer in advanced quantum sensors for positioning, navigation, and timing (PNT) applications. Vector Atomic has secured $200M+ in government contracts and delivers critical U.S. federal and national security applications. The all-stock transaction is anticipated to accelerate IonQ’s entry into the quantum sensing market and strengthen its full-stack quantum platform.

The addition of Vector Atomic’s field-validated portfolio of high-performance clocks, synchronization hardware, gravimeters, and inertial sensors further establishes IonQ as the only quantum company integrating advanced computing, networking, and sensing capabilities within a single platform. All 76 of Vector Atomic’s employees will join IonQ, adding to the company’s world-class quantum talent pool. The company was founded in 2018 and is based in Pleasanton, California.

“This acquisition marks a significant acceleration and expansion opportunity for IonQ as we continue to lead the commercialization of quantum technologies,” said Niccolo de Masi, Chairman and CEO of IonQ. “Integrating Vector Atomic’s sensing capabilities across our compute, networking, and space portfolios will advance our mission to provide scalable, commercial-grade quantum solutions for our customers today. The addition of Vector Atomic’s 29 pending and issued patents to IonQ’s formidable patent portfolio, and its talented team of scientists and engineers will help us reach our quantum technology goals.”

Vector Atomic’s rackmount optical atomic clocks and advanced PNT systems set the benchmark for precision sensing and align seamlessly with IonQ’s strategy of scalable, deployable quantum technologies. The company’s PNT systems enable ultra-precise detection, reliable navigation that is immune to signal jamming, and other types of cyber threats. Vector Atomic’s technology is already trusted by some of the world’s most demanding national security programs, including a recent contract for the U.S. Department of Defense’s classified X-37B orbital test vehicle project, and applications for military submarine sensing capabilities.

“Joining IonQ supercharges our company’s ability to scale our technology, broaden our impact, and contribute to the world’s most advanced quantum technology team,” said Dr. Jamil Abo-Shaeer, CEO and Co-Founder of Vector Atomic. “Together, we will accelerate the commercialization of quantum sensing technologies and enhance quantum computing and networking capabilities.”

The acquisition aligns with IonQ’s strategic focus on government, defense, and quantum networking applications. Following the recent announcement of IonQ Federal, the addition of Vector Atomic’s proven sensing technologies will accelerate the deployment of secure quantum-based navigation, timing, and communications capabilities for government applications. This deal is the latest in a series of strategic acquisitions by IonQ including: Qubitekk, Lightsynq Technologies, Capella Space, and ID Quantique, in addition to the recently closed acquisition of UK-based Oxford Ionics. Each acquisition has expanded IonQ’s capabilities, talent pool, and intellectual property, solidifying its leadership in quantum technologies.

Advisors

Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to IonQ.

About IonQ

IonQ, Inc. [NYSE: IONQ] is the leading commercial quantum computing and quantum networking company, delivering high-performance systems aimed at solving the world’s most complex problems. IonQ’s current generation quantum computers, IonQ Forte and IonQ Forte Enterprise, are the latest in a line of cutting-edge systems that have been helping customers and partners such as Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results.

The company is accelerating its technology roadmap and intends to deliver the world’s most powerful quantum computers with 2 million qubits by 2030 to accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. IonQ’s advancements in quantum networking also position the company as a leader in building the quantum internet.

The company’s innovative technology and rapid growth were recognized in Newsweek’s 2025 Excellence Index 1000, Forbes’ 2025 Most Successful Mid-Cap Companies list, and Built In’s 2025 100 Best Midsize Places to Work in Washington DC and Seattle, respectively. Available through all major cloud providers, IonQ is making quantum computing more accessible and impactful than ever before. Learn more at IonQ.com.

IonQ Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including but not limited to the terms “accelerate,” “accelerated,” “acceleration,” “advance,” “advancements,” “building,” “can,” “continue,” “deliver,” “delivering,” “develop,” “expansion,” “future,” “growth,” “intends,” “plans,” “supports,” “toward,” “will,” and other similar expressions are intended to identify forward-looking statements. These statements include those related to the IonQ’s quantum computing capabilities and plans; IonQ’s technology driving commercial quantum advantage or delivering scalable, fault-tolerant quantum computing in the future; the relevance and utility of quantum algorithms and applications run on IonQ’s quantum computers; the necessity, effectiveness, and future impacts of IonQ’s offerings available today; and the scalability, fidelity, efficiency, viability, accessibility, effectiveness, importance, reliability, performance, speed, impact, practicality, feasibility, and commercial-readiness of IonQ’s offerings. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: IonQ’s ability to implement its technical roadmap; changes in the competitive industries in which IonQ operates, including development of competing technologies; IonQ’s ability to deliver, and customers’ ability to generate, value from IonQ’s offerings; IonQ’s ability to deliver higher speed and fidelity gates with fewer errors, enhance information transfer and network accuracy, or reduce noise and errors; IonQ’s ability to sell effectively to government entities and large enterprises; changes in laws and regulations affecting IonQ’s and its suppliers’ businesses; IonQ’s ability to implement its business plans, forecasts, roadmaps and other expectations, to identify and realize partnerships and opportunities, and to engage new and existing customers; IonQ’s ability to effectively enter new markets; IonQ’s ability to deliver services and products within currently anticipated timelines; IonQ’s inability to attract and retain key personnel; IonQ’s inability to effectively integrate its acquisitions of Qubitekk, Inc. assets and close its acquisition of a majority interest in ID Quantique, SA; IonQ’s customers deciding or declining to extend contracts into new phases; the inability of IonQ’s suppliers to deliver components that meet expectations timely; changes in U.S. government spending or policy that may affect IonQ’s customers; and risks associated with U.S. government sales, including availability of funding and provisions that allow the government to unilaterally terminate or modify contracts for convenience; changes in laws and regulations affecting IonQ’s patents; and IonQ’s ability to maintain or obtain patent protection for its products and technology, including with sufficient breadth to provide a competitive advantage. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the Company’s filings, including but not limited to those described in the “Risk Factors” section of IonQ’s most recent periodic financial report (10-Q or 10-K) filed by IonQ with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IonQ assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. IonQ does not give any assurance that it will achieve its expectations. IonQ may or may not choose to practice or otherwise use the inventions described in the issued patents in the future.

Contacts

IonQ Media contact:

press@ionq.co

IonQ Investor Contact:

investors@ionq.co